The following tables summarize selected financial data for segment disclosures, as recast:

	For the thirteen weeks ended December 25, 2010
	(Dollars in thousands)
	SCBU	KBU	CBU	Corporate	Eliminations	Consolidated
Sales to unaffiliated customers	$199,594	$326,115	$48,439	$—	$—	$574,148
Intersegment sales	$123,729	$68,653	$15,987	$—	$(208,369)	$—
Net sales	$323,323	$394,768	$64,426	$—	$(208,369)	$574,148

Income before taxes	$52,716	$(1,093)	$4,976	$(36,020)	$(8,032)	$12,547

Total assets	$891,742	$396,434	$1,274,226	$535,008	$(495,199)	$2,602,211

Stock compensation	$719	$501	$19	$961	$—	$2,200

Interest expense	$—	$—	$—	$6,058	$—	$6,058

Property additions	$21,345	$5,083	$1,279	$9,942	$—	$37,649

Depreciation and amortization	$9,823	$2,263	$3,411	$2,634	$—	$18,131

	For the thirteen weeks ended March 26, 2011
	(Dollars in thousands)
	SCBU	KBU	CBU	Corporate	Eliminations	Consolidated
Sales to unaffiliated customers	$230,627	$271,246	$145,785	$—	$—	$647,658
Intersegment sales	$137,152	$85,503	$31,992	$—	$(254,647)	$—
Net sales	$367,779	$356,749	$177,777	$—	$(254,647)	$647,658

Income before taxes	$74,097	$54,481	$12,180	$(21,609)	$(17,046)	$102,103

Total assets	$913,336	$401,534	$1,290,096	$541,699	$(476,905)	$2,669,760

Stock compensation	$693	$515	$94	$1,015	$—	$2,317

Interest expense	$—	$—	$—	$16,672	$—	$16,672

Property additions	$34,538	$5,230	$9,013	$2,398	$—	$51,179

Depreciation and amortization	$10,717	$2,401	$14,030	$3,505	$—	$30,653

	For the thirteen weeks ended June 25, 2011
	(Dollars in thousands)
	SCBU	KBU	CBU	Corporate	Eliminations	Consolidated
Sales to unaffiliated customers	$275,651	$285,340	$156,219	$—	$—	$717,210
Intersegment sales	$72,909	$3,320	$25,959	$—	$(102,188)	$—
Net sales	$348,560	$288,660	$182,178	$—	$(102,188)	$717,210

Income before taxes	$66,347	$40,563	$24,743	$(42,905)	$—	$88,748

Total assets	$1,010,205	$404,788	$1,299,088	$540,042	$(379,701)	$2,874,422

Stock compensation	$938	$669	$177	$1,219	$—	$3,003

Interest expense	$—	$—	$—	$29,830	$—	$29,830

Property additions	$72,515	$8,580	$8,464	$2,596	$—	$92,155

Depreciation and amortization	$11,152	$2,551	$13,728	$3,548	$—	$30,979

	For the thirteen weeks ended September 24, 2011
	(Dollars in thousands)
	SCBU	KBU	CBU	Corporate	Eliminations	Consolidated
Sales to unaffiliated customers	$257,859	$306,000	$148,024	$—	$—	$711,883
Intersegment sales	$109,180	$7,824	$24,409	$—	$(141,413)	$—
Net sales	$367,039	$313,824	$172,433	$—	$(141,413)	$711,883

Income before taxes	$56,756	$32,247	$30,961	$(20,502)	$(113)	$99,349

Total assets	$1,354,567	$622,254	$1,283,883	$476,613	$(539,430)	$3,197,887

Stock compensation	$836	$648	$180	$1,177	$—	$2,841

Interest expense	$—	$—	$—	$5,097	$—	$5,097

Property additions	$81,014	$15,866	$7,691	$4,757	$—	$109,328

Depreciation and amortization	$12,363	$3,755	$14,024	$3,731	$—	$33,873

	For the fifty-two weeks ended September 24, 2011
	(Dollars in thousands)
	SCBU	KBU	CBU	Corporate	Eliminations	Consolidated
Sales to unaffiliated customers	$963,731	$1,188,701	$498,467	$—	$—	$2,650,899
Intersegment sales	$442,970	$165,300	$98,347	$—	$(706,617)	$—
Net sales	$1,406,701	$1,354,001	$596,814	$—	$(706,617)	$2,650,899

Income before taxes	$249,916	$126,198	$72,860	$(121,036)	$(25,191)	$302,747

Total assets	$1,354,567	$622,254	$1,283,883	$476,613	$(539,430)	$3,197,887

Stock compensation	$3,186	$2,333	$470	$4,372	$—	$10,361

Interest expense	$—	$—	$—	$57,657	$—	$57,657

Property additions	$209,412	$34,759	$26,447	$19,693	$—	$290,311

Depreciation and amortization	$44,055	$10,970	$45,193	$13,418	$—	$113,636

	For the fifty-two weeks ended September 25, 2010
	(Dollars in thousands)
	SCBU	KBU	CBU	Corporate	Eliminations	Consolidated
Sales to unaffiliated customers	$571,630	$699,246	$85,899	$—	$—	$1,356,775
Intersegment sales	$254,746	$166,615	$34,274	$—	$(455,635)	$—
Net sales	$826,376	$865,861	$120,173	$—	$(455,635)	$1,356,775

Income before taxes	$104,900	$75,737	$11,287	$(44,133)	$(14,582)	$133,209

Total assets	$795,215	$417,802	$150,818	$70,240	$(63,501)	$1,370,574

Stock compensation	$2,556	$2,092	$23	$3,278	$—	$7,949

Interest expense	$—	$—	$—	$5,294	$—	$5,294

Property additions	$95,060	$20,514	$2,446	$15,937	$—	$133,957

Depreciation and amortization	$22,689	$7,713	$7,188	$6,867	$—	$44,457